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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 2006

                                 SOLUTIA INC.
                                 ------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                                   --------
                           (STATE OF INCORPORATION)

            001-13255                                    43-1781797
            ---------                                    ----------
            (COMMISSION                                  (IRS EMPLOYER
            FILE NUMBER)                                 IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
---------------------------------------------------------------     ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

                                (314) 674-1000
                                --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
OFFICERS.

(e) On December 14, 2006, based on recommendations of the Executive Compensation and Development Committee of Solutia Inc.'s ("Solutia") Board of Directors, the Board of Directors approved base salary increases for the following named executive officers. As a result of these increases, the new annual base salaries for these executive officers, effective January 1, 2007, are as follows:

         ---------------------------------------------------------------------------------------------------
         Name and Title                                                            New Base Salary
         --------------                                                            ---------------

         ---------------------------------------------------------------------------------------------------
         James M. Sullivan, Senior Vice President, Chief Financial Officer and     $412,500
         Treasurer
         ---------------------------------------------------------------------------------------------------
         Luc De Temmerman, Senior Vice President and President - Performance
         Products                                                                  $405,000
         ---------------------------------------------------------------------------------------------------
         Jonathon P. Wright, Senior Vice President and President - Integrated
         Nylon                                                                     $405,000
         ---------------------------------------------------------------------------------------------------
         James R. Voss, Senior Vice President of Business Operations               $351,000
         ---------------------------------------------------------------------------------------------------


         Additionally, the Board of Directors, at its meeting on December 14, 2006, authorized the Company to seek approval from the United States Bankruptcy Court for the Southern District of New York of a salary increase for Mr. Jeffry N. Quinn, President, Chief Executive Officer and Chairman of the Board, as well as certain adjustments to his employment agreement.

CAUTIONARY AND FORWARD LOOKING STATEMENTS.

         This report and the exhibits furnished hereto may contain forward-looking statements, which can be identified by the use of words such as "believes," "expects," "may," "will," "intends," "plans," "estimates" or "anticipates," or other comparable terminology, or by discussions of strategy, plans or intentions. These statements are based on management's current expectations and assumptions about the industries in which Solutia operates. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those described in Solutia's most recent Annual Report on Form 10-K, under "Cautionary Statement About Forward-Looking Statements," Solutia's quarterly reports on Form 10-Q, and in filings with the U.S. Bankruptcy Court in connection with the Chapter 11 case of Solutia Inc. and 14 of its U.S. subsidiaries. These reports can be accessed through the "Investors" section of Solutia's website at www.solutia.com. The bankruptcy court filings can be accessed by visiting www.trumbullgroup.com. Solutia disclaims any intent or obligation to update or revise any forward-looking statements in response to new information, unforeseen events, changed circumstances or any other occurrence.


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                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                            SOLUTIA INC.
                                            ------------
                                            (Registrant)


                                            Rosemary L. Klein
                                            -----------------
                                            Senior Vice President, General
                                            Counsel and Secretary

DATE: December 20, 2006



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